Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT, (this “Amendment”) dated as of March 11, 2022 (the “Amendment Date”), among NEW MOUNTAIN GUARDIAN III SPV, L.L.C., a Delaware limited liability company (the “Borrower”), NEW MOUNTAIN GUARDIAN III BDC, L.L.C., a Delaware limited liability company (the “Collateral Manager”), NEW MOUNTAIN GUARDIAN III BDC, L.L.C., a Delaware limited liability company (the “Equityholder”) and (the “Seller”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”) and as a lender (the “Lender”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the collateral custodian (the “Collateral Custodian).

WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Seller, the Administrative Agent, the Lender, the Collateral Custodian and the other lenders party from time to time thereto are parties to the Loan and Security Agreement, dated as of August 30, 2019 (as may be amended from time to time prior to the date hereof, the “LSA”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and

WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Administrative Agent, the Collateral Custodian and the Lender desire to amend the LSA in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.            Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the LSA.

ARTICLE II

Amendments

SECTION 2.1.           As of the date of this Amendment, the Loan and Security Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the LSA attached as Appendix A hereto.

ARTICLE III

Representations and Warranties

SECTION 3.1.            The Borrower and the Collateral Manager hereby represent and warrant to the Administrative Agent and the Lender that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the LSA are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1.           This Amendment shall become effective as of the date first written above so long as the following conditions are satisfied:

i.	the execution and delivery of this Amendment by each party hereto;

ii.	the Administrative Agent’s receipt of a legal opinion of Schulte Roth & Zabel LLP counsel to the Borrower in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request;

iii.	the Administrative Agent’s receipt of a good standing certificate of the Borrower and the Collateral Manager issued by Secretary of State of the State of Delaware and a certified copy of the resolutions of the board of directors of the Collateral Manager approving this Amendment and the transactions contemplated hereby, certified by an authorized officer (or similar) of the Equityholder; and

iv.	the Borrower shall have paid to the Administrative Agent, in immediately available funds for its own account, any fees (including reasonable and documented fees, disbursements and other charges of counsel to the Administrative Agent) to be received on the date hereof.

ARTICLE V

Miscellaneous

SECTION 5.1.           Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.           Severability Clause In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.           Ratification Except as expressly amended hereby, the LSA is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the LSA for all purposes.

SECTION 5.4.            Counterparts The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC  (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

SECTION 5.5.            Headings The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NEW MOUNTAIN GUARDIAN III SPV, L.L.C., as the Borrower

By:
Name:
Title:

NEW MOUNTAIN GUARDIAN III BDC, L.L.C., as Collateral Manager

By:
Name:
Title:

NEW MOUNTAIN GUARDIAN III BDC, L.L.C., as the Equityholder and as the Seller

By:
Name:
Title:

[Signature Page to Amendment No. 4 to Loan and Security Agreement (Guardian III)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Custodian

By: Computershare Trust Company, N.A., as its attorney-in-fact

By:
Name:
Title:

[Signature Page to Amendment No. 4 to Loan and Security Agreement (Guardian III)]

APPENDIX A